SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                              ----------------

                                  FORM 8-K
                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported)      February 14, 2001
                                                ------------------------------


                           ALAMOSA HOLDINGS, INC.
          --------------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)


    Delaware                          0-32357                  75-2890997
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(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
   OF INCORPORATION)                                        IDENTIFICATION NO.)


                   5225 S. Loop 289, Lubbock, Texas     79424
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            (Address of Principal Executive Offices)  (Zip Code)


(Registrant's Telephone Number, Including Area Code)      (806) 722-1100
                                                    -------------------------


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       (Former Name or Former Address, if Changed Since Last Report)





ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

Alamosa Holdings, Inc., a Delaware corporation (the "Company") announced on February 14, 2001 that it had completed the acquisitions of Roberts Wireless Communications, L.L.C. ("Roberts"), a Missouri limited liability company and Washington Oregon Wireless, LLC ("WOW"), an Oregon limited liability company and the related reorganization. The Company's press release announcing the consummation of the Roberts and WOW acquisitions is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 5.  OTHER EVENTS

The Board of Directors of the Company declared a dividend distribution payable February 14, 2001 of one Preferred Share Purchase Right (the "Rights") for each outstanding share of common stock, par value $0.01 per share ("Common Stock"), of the Company held of record at the close of business on February 14, 2001 (the "Record Date"). Each right entitles the registered holder to purchase from the Company a unit consisting of one one-thousandth of a share of Series A Preferred Stock, par value $0.01 (the "Preferred Stock") at a Purchase Price of $84.00, subject to adjustment. Each such fractional share of the Series A Preferred Stock will essentially be the economic equivalent of one share of Common Stock. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") by and between the Company and Mellon Investor Services LLC, as Rights Agent.

Initially, the Rights will be attached to all Common Stock certificates representing shares then outstanding, and no separate Rights Certificates will be distributed. The Rights will separate from the Common Stock and a Distribution Date will occur upon the earlier of (i) the close of business on the tenth business day following a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") has acquired, or obtained the right to acquire, beneficial ownership of 20% or more of the outstanding shares of Common Stock (the "Stock Acquisition Date") or (ii) the close of business on the tenth business day following the commencement of a tender offer or exchange offer that would result in a person or group beneficially owning 20% or more of such outstanding shares of Common Stock.

A person or group of persons will be considered to have acquired beneficial ownership of Common Stock if they have the power to vote or direct the voting of the Common Stock. Certain stockholders of the Company may enter into voting agreements with each other only, at any time, without being deemed the beneficial owner of securities owned by the other parties to the voting agreements, if the voting agreements (i) were approved by the Company's Board of Directors prior to the time they were entered into; (ii) do not govern the voting of the Company's common stock regarding matters other than the election of members of the Company's Board of Directors; and
(iii) do not govern the voting of the Company's Common Stock held by persons other than such stockholders. Until the Distribution Date, the Rights associated with the Common Stock represented by such certificates will be evidenced by (i) share certificates previously representing shares of common stock, par value $.01 per share, of Alamosa PCS Holdings, Inc., a Delaware corporation ("Alamosa PCS"), as legended pursuant to the terms of the Rights Agreement, dated as of January 27, 2000, by and between Alamosa PCS and the Rights Agent and (ii) share certificates for the Common Stock of the Company, as legended pursuant to the terms of the Rights Agreement.

The Rights are not exercisable until the Distribution Date and will expire at the close of business on the tenth anniversary of the date of issuance, unless the Company redeems or exchanges the Rights before that date or amends the Rights Agreement to extend the term of the Rights.

As soon as practicable after the Distribution Date, the Rights Agent will mail Rights Certificates to the holders of record of the Common Stock as of the close of business on the Distribution Date and, thereafter, the separate Rights Certificates alone will represent the Rights.

In the event that a person becomes the beneficial owner of 20% or more the then-outstanding shares of Common Stock (except pursuant to an offer for all outstanding shares of Common Stock which the Board of Directors of the Company determines to be fair to and otherwise in the best interests of the Company and its stockholders) (a "Flip-in Event"), each holder of a Right will thereafter have the right to receive, upon exercise, Common Stock (or, in certain circumstances, cash, property or other securities of the Company) having a value equal to two times the purchase price of the Right. Notwithstanding any of the foregoing, following the occurrence of the event set forth in this paragraph, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person will be null and void. In other words, the stockholders other than the Acquiring Person will be able to buy Common Stock at half price.

In the event that, at any time following the Stock Acquisition Date, (i) the Company is acquired in a merger or other business combination transaction in which the Company is not the surviving corporation; (ii) the Company is the surviving corporation in a consolidation, merger or similar transaction in which its shares of common stock are changed into or exchanged for other securities; or (iii) 50% or more of the Company's assets or earning power is sold or transferred, each holder of a Right (except Rights which previously have been voided as set forth above) shall thereafter have the right to receive, upon exercise, common stock of the acquiring company having a value equal to two times the purchase price of the Right. In other words, the stockholders other than the Acquiring Person will be able to buy common stock of the acquiring company at half price. The events set forth in this paragraph and in the preceding paragraph are referred to as the "Triggering Events."

The Purchase Price payable, and the number of shares of Series A Preferred Stock or other securities issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Common Stock or the Series A Preferred Stock; (ii) if holders of the Series A Preferred Stock are granted certain rights or warrants to subscribe for Preferred Stock or convertible securities at less than the current market price of the Preferred Stock; or (iii) upon the distribution to holders of the Series A Preferred Stock of evidences of indebtedness of cash (excluding regular quarterly cash dividends), or of assets (excluding dividends payable in Series A Preferred Stock), or of subscription rights or warrants (other than those referred to above).

With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price. No fractional shares will be issued and, in lieu thereof, the Company will pay to the registered holder of the Right Certificate, at the time such Rights are exercised, an amount in cash equal to the same fraction of the current market value of one share of common stock.

After a person or group of persons acquires 20% of the Company's outstanding Common Stock but before that person or group beneficially owns 50% or more of the Company's outstanding Common Stock, the Company may, at its option, exchange the Rights at an exchange ratio of one-half the number of shares of Common Stock, Series A Preferred Stock, or other property for which a right is exercisable immediately prior to the Company's decision to exchange the Rights, subject to adjustment. Rights held by an Acquiring Person are not entitled to these exchange Rights. In that event, the stockholders other than the Acquiring Person would receive common stock in exchange for their Rights.

At any time before a person or group of persons acquires 20% or more of the Company's outstanding common stock, the Company may redeem the Rights at a price of $0.001 per Right. Upon the effective date of the redemption of the Rights, the Rights will terminate and the holders of Rights will only be entitled to receive the $0.001 redemption price.

Until a Right is exercised, the Rights will not entitle the holder to the Rights as a Company stockholder, including, without limitation, the right to vote or to receive dividends.

The Rights may have certain anti-takeover effects and may cause substantial dilution to a person or group that attempts to acquire the Company without the approval of its Board of Directors. The Rights, however, should not affect any prospective offeror willing to make an offer at a fair price and otherwise in the best interests of the Company and its stockholders as determined by the Board of Directors or willing to negotiate with the Board of Directors. The Rights should not interfere with any merger or other business combination approved by the Board of Directors.

The Rights Agreement between the Company and the Rights Agent specifying the terms of the Rights, was previously filed and is incorporated by reference to Exhibit 1.4 on Alamosa Holdings, Inc.'s Registration Statement on Form 8-A filed on February 14, 2001. The foregoing description of the Rights does not purport to be complete and is qualified in its entirety by reference to such Exhibit.


ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

(a)     Financial Statement of Business Acquired(1)

(b)     Pro Forma Financial Information(1)

(c)     Exhibits

               2.1 Amended and Restated Agreement and Plan of Reorganization, dated December 14, 2000, by and among Alamosa PCS Holdings, Inc., Alamosa (Delaware), Inc., Alamosa Holdings, Inc., and Alamosa Sub I, Inc., (incorporated by reference to Exhibit 2.1 to Alamosa Holdings, Inc.'s Registration Statement on Form S-4, filed January 12, 2001).

               2.2 Amended and Restated Agreement and Plan of Reorganization, dated July 31, 2000, by and among Alamosa PCS Holdings, Inc., Alamosa Holdings, Inc., Alamosa Sub I, Inc. and Roberts Wireless Communications, L.L.C. and the members of Roberts Wireless Communications L.L.C., (incorporated by reference to Exhibit
                             2.2 to Alamosa Holdings, Inc.'s Registration
                             Statement on Form S-4, filed January 12,
                             2001).

               2.3 Amended and Restated Agreement and Plan of Reorganization, dated July 31, 2000, by and among Alamosa PCS Holdings, Inc., Alamosa Holdings, Inc., Alamosa Sub I, Inc. and Washington Oregon Wireless, LLC, certain members of Washington Oregon Wireless, LLC and WOW Holdings, LLC, (incorporated by reference to Exhibit 2.3 to Alamosa Holdings, Inc.'s Registration Statement on Form S-4, filed January 12, 2001).

               2.4 Rights Agreement, dated as of February 14, 2001 by and between Alamosa Holdings, Inc. and Mellon Investor Services LLC, as Rights Agent, including the form of Certificate of Designation, Preferences and Rights of Series A Preferred Stock attached as Exhibit A thereto and the form of Rights Certificate attached as Exhibit B thereto (incorporated by reference to Exhibit 2.4 to Alamosa Holdings, Inc.'s Registration Statement on Form 8-A, filed February 14, 2001).

               99.1          Press Release issued by Alamosa Holdings, Inc.
                             on February 14, 2001.

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1       The Registrant will file the required financial statements with respect to the acquisi tion under the cover of an amendment to this Current Report on Form 8-K as soon as practicable, but in no event later than 60 days after the date on which this Current Report on Form 8-K was required to have been filed.



                                     SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


Dated: February 27, 2001

                                         ALAMOSA PCS HOLDINGS, INC.


                                         By: /s/ Kendall W. Cowan
                                             -------------------------------
                                             Name:  Kendall W. Cowan
                                             Title: Chief Financial Officer




                               EXHIBIT INDEX

        Exhibit Number       Description

               2.1 Amended and Restated Agreement and Plan of Reorganization, dated December 14, 2000, by and among Alamosa PCS Holdings, Inc., Alamosa (Delaware), Inc., Alamosa Holdings, Inc., and Alamosa Sub I, Inc., (incorporated by reference to Exhibit 2.1 to Alamosa Holdings, Inc.'s Registration Statement on Form S-4, filed January 12, 2001).

               2.2 Amended and Restated Agreement and Plan of Reorganization, dated July 31, 2000, by and among Alamosa PCS Holdings, Inc., Alamosa Holdings, Inc., Alamosa Sub I, Inc. and Roberts Wireless Communications, L.L.C. and the members of Roberts Wireless Communications L.L.C., (incorporated by reference to Exhibit
                             2.2 to Alamosa Holdings, Inc.'s Registration
                             Statement on Form S-4, filed January 12,
                             2001).

               2.3 Amended and Restated Agreement and Plan of Reorganization, dated July 31, 2000, by and among Alamosa PCS Holdings, Inc., Alamosa Holdings, Inc., Alamosa Sub I, Inc. and Washington Oregon Wireless, LLC, certain members of Washington Oregon Wireless, LLC and WOW Holdings, LLC, (incorporated by reference to Exhibit 2.3 to Alamosa Holdings, Inc.'s Registration Statement on Form S-4, filed January 12, 2001).

               2.4 Rights Agreement, dated as of February 14, 2001 by and between Alamosa Holdings, Inc. and Mellon Investor Services LLC, as Rights Agent, including the form of Certificate of Designation, Preferences and Rights of Series A Preferred Stock attached as Exhibit A thereto and the form of Rights Certificate attached as Exhibit B thereto (incorporated by reference to Exhibit 2.4 to Alamosa Holdings, Inc.'s Registration Statement on Form 8-A, filed February 14, 2001).

               99.1          Press Release issued by Alamosa Holdings, Inc.
                             on February 14, 2001.